James Advantage Funds
James Balanced: Golden Rainbow Fund

Supplement to the Statement of Additional Information dated November 1, 2011

(As Amended December 19, 2011)

Supplement dated January 30, 2012

The table on page 46 entitled “Securities Ownership of Portfolio Managers” is deleted in its entirety and replaced with the following:

Securities Ownership of Portfolio Managers:

Name	Fund	Dollar Range
Dr. F. E. James, PH.D*	James Balanced: Golden Rainbow Fund	Over $1 million
Barry R. James, CFS, CIC*	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
Ann M. Shaw, CFP*	James Balanced: Golden Rainbow Fund	$500,001 - $1,000,000
Thomas L. Mangan*	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
David W. James, CFA	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
R. Brian Culpepper	James Balanced: Golden Rainbow Fund	$100,001 - $500,000
Brian P. Shepardson, CFA, CIC	James Balanced: Golden Rainbow Fund	$50,001 - $100,000

*F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the “Plan”), and Thomas L. Mangan serves as lead portfolio manager for the Plan.  As a result, Dr. James, Mr. James, Ms. Shaw and Mr. Mangan may each be deemed to beneficially own the shares owned by the Plan.  Shares indicated as owned by Dr. James, Mr. James, Ms. Shaw and Mr. Mangan, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

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This Statement of Additional Information is not a Prospectus and should only be read in conjunction with the Prospectuses of the James Balanced: Golden Rainbow Fund dated November 1, 2011 (for Retail Class shares) and November 1, 2011 (for Institutional Class shares).  Copies of the Statement of Additional Information, dated November 1, 2011 (As Amended December 19, 2011),  prospectuses and an annual report can be obtained by writing the Transfer Agent at P.O. Box 786, Denver, CO 80201, or by calling 800-99 JAMES (800-995-2637).